SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2006

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 18, 2006 Registrant closed its $500 million offering of 6.75% Senior Notes due 2017 and its $150 million offering of Floating Rate Senior Notes due 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1(e)	Underwriting Agreement, dated August 15, 2006 among Registrant and the Underwriters relating to the 6.75% Senior Notes due 2017 and the Floating Rate Senior Notes due 2009

4(b)(7)	Form of Fourth Supplemental Indenture to the June 25, 2003 Indenture

4(b)(8)	Form of Fifth Supplemental Indenture to the June 25, 2003 Indenture

5(d)	Opinion of Cravath, Swaine & Moore LLP relating to the 6.75% Senior Notes of Registrant due 2017 and the Floating Rate Senior Notes of Registrant due 2009.

Forward Looking Statements

From time to time, we and our representatives may provide information, whether orally or in writing, including certain statements in this Current Report on Form 8-K and any exhibits to this Current Report, that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Current Report on Form 8-K, any exhibits to this Current Report and other public statements we make. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or using other similar expressions. These factors include but are not limited to: the outcome of litigation and regulatory proceedings to which we may be a party; actions of competitors; changes and developments affecting our industry; quarterly or cyclical variations in financial results; development of new products and services; interest rates and cost of borrowing; our ability to maintain and improve cost efficiency of operations; changes in foreign currency exchange rates; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which we do business; reliance on third parties for manufacturing of products and provision of services; and other risks that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” section and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and our first-quarter and second-quarter 2006 Quarterly Reports on Form 10-Q, which have been filed with the Securities and Exchange Commission. We do not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: August 18, 2006

XEROX CORPORATION

By:	/s/ Rhonda L. Seegal
Rhonda L. Seegal
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1(e)	Underwriting Agreement, dated August 15, 2006 among Registrant and the Underwriters relating to the 6.75% Senior Notes due 2017 and the Floating Rate Senior Notes due 2009

4(b)(7)	Form of Fourth Supplemental Indenture to the June 25, 2003 Indenture

4(b)(8)	Form of Fifth Supplemental Indenture to the June 25, 2003 Indenture

5(d)	Opinion of Cravath, Swaine & Moore LLP relating to the 6.75% Senior Notes of Registrant due 2017 and the Floating Rate Senior Notes of Registrant due 2009.